UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

Partners Bancorp

(Exact name of registrant as specified in its charter)

Maryland	033-21202	52-1559535
(State or other jurisdiction	(Commission file number)	(IRS Employer Identification No.)
of incorporation)

2245 Northwood Drive, Salisbury, Maryland 21801

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 548-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	PTRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2021, Partners Bancorp, a Maryland corporation (the “Corporation” or “PTRS”) entered into an Agreement and Plan of Merger (the “Agreement”) with OceanFirst Financial Corp., a Delaware corporation (“OCFC”) and Coastal Merger Sub Corp., a Maryland corporation and a direct wholly-owned subsidiary of OCFC (“Merger Sub”). Pursuant to the Agreement, Merger Sub will be merged with and into PTRS, whereby the separate corporate existence of Merger Sub will cease and PTRS will be the surviving corporation as a wholly-owned direct subsidiary of OCFC (the “First-Step Merger”). Immediately thereafter, PTRS will be merged with and into OCFC, whereby the separate corporate existence of PTRS will cease and OCFC will be the surviving corporation in the merger (the “Second-Step Merger”, and together with the First-Step Merger, the “Integrated Mergers”). Immediately following the consummation of the Integrated Mergers, The Bank of Delmarva, the wholly-owned Delaware chartered commercial bank subsidiary of PTRS, will be merged with and into OceanFirst Bank N.A., the wholly-owned national banking association subsidiary of OCFC (“OceanFirst Bank”), with OceanFirst Bank as the surviving bank (“The Bank of Delmarva Merger”). Immediately following the consummation of The Bank of Delmarva Merger, Virginia Partners Bank, the wholly-owned Virginia chartered commercial bank subsidiary of PTRS, will be merged with and into OceanFirst Bank, with OceanFirst Bank as the surviving bank.

The boards of directors of PTRS and OCFC have approved the Agreement. Subject to the satisfaction or waiver of the certain customary conditions to closing, including receipt of all required regulatory approvals and the requisite approval of PTRS stockholders, the parties anticipate completing the Integrated Mergers during the first half of 2022.

At the effective time of the First-Step Merger, each share of PTRS common stock, par value $0.01 per share (“PTRS Common Stock”), that is issued and outstanding immediately prior to the effective time of the First-Step Merger, other than Exception Shares (as defined in the Agreement), will be converted into the right to receive either (a) 0.4512 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of OCFC (“OCFC Common Stock”) or (b) $10.00 (the “Per Share Cash Consideration”), in each case, at the election of the holder of PTRS Common Stock, subject to (x) a maximum of forty percent (40%) of the shares of PTRS Common Stock being convertible into cash and (y) the allocation and proration provisions of the Agreement. No fractional shares of OCFC Common Stock will be issued in connection with the First-Step Merger. Instead, each holder of shares of PTRS Common Stock who would otherwise be entitled to receive a fractional share of OCFC Common Stock will be entitled to receive an amount in cash equal to such fractional share multiplied by the Per Share Cash Consideration..

Each option to purchase shares of PTRS’s common stock, whether vested or unvested, will convert into the right to receive an amount in cash (without interest) equal to the in-the-money value of such PTRS stock option, determined as the excess, if any, of (i) the Per Share Cash Consideration less (ii) the per-share exercise price of such PTRS stock option. Each PTRS restricted stock award, whether vested or unvested, will be canceled and extinguished and automatically exchanged into the right to receive an amount of cash (without interest) equal to the Per Share Cash Consideration.

Upon completion of the First-Step Merger, OCFC will increase the size of its board of directors by one member and appoint one member of the board of directors of PTRS, who will be selected by OCFC’s Leadership Committee in consultation with the OCFC Board of Directors.

The Integrated Mergers are intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

The Agreement contains customary representations, warranties and covenants from both PTRS and OCFC. In addition, the Agreement includes customary covenants, including, among others, (a) covenants by each party relating to the conduct of its business during the interim period between the execution of the Agreement and the effective time of the First-Step Merger, (b) covenants by PTRS relating to PTRS’s obligation to call a meeting of its stockholders to approve the Agreement, (c) covenants by PTRS, subject to certain exceptions, to recommend that its stockholders approve the Agreement and (d) covenants by PTRS not to, subject to certain exceptions, (i) initiate, solicit, knowingly encourage or knowingly facilitate (including by providing non-public information) any inquiries or proposals with respect to any acquisition proposals or (ii) engage in discussions with third parties relating to an alternative acquisition proposal.

As described above, the consummation of the Integrated Mergers is subject to various conditions, including among other things, (i) approval of the Agreement by stockholders of PTRS, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting the closing of the Integrated Mergers, (iv) the effectiveness of the registration statement to be filed by OCFC with the SEC with respect to OCFC’s common stock to be issued in the First-Step Merger, and (v) the approval of the listing on The Nasdaq Global Select Market of OCFC’s common stock to be issued in the Merger. Each party’s obligation to consummate the Integrated Mergers is subject to certain other conditions, including the accuracy of the representations and warranties of the other party, performance by the other party with its obligations under the Agreement, and receipt from the party’s legal counsel to the effect that the Integrated Mergers will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code. In addition, OCFC’s obligation to consummate the Integrated Mergers is subject to no required regulatory approval including or containing, and no governmental entity imposing or indicating in writing (or informing both parties) that it will impose, any Materially Burdensome Regulatory Condition (as defined in the Agreement).

The Agreement provides certain termination rights for both PTRS and OCFC, including, among others, if the closing of the Integrated Mergers has not been completed by November 4, 2022. The Agreement further provides that a termination fee of approximately $7.4 million will be payable by PTRS in the event that the Agreement is terminated under certain circumstances. Furthermore, in connection with the execution of the Agreement, each of the current directors on the board of PTRS has entered into certain Voting and Support Agreements (described in Item 8.01 below).

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, will not survive consummation of the Integrated Merger unless otherwise specified in the Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or conditions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding PTRS or OCFC, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with other information regarding PTRS, OCFC and their respective affiliates or their respective businesses, the Agreement and the Integrated Merger that will be contained in or incorporated by reference into the Registration Statement on Form S-4 of OCFC that will include a prospectus of OCFC and a proxy statement of PTRS, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that PTRS makes with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2021, the board of directors of PTRS approved the (i) First Amendment to the Employment Agreement, dated December 13, 2018, by and among PTRS (formerly named Delmar Bancorp), The Bank of Delmarva, and John W. Breda, and (ii) First Amendment to the Employment Agreement, dated December 18, 2018, by and among PTRS (formerly named Delmar Bancorp), Virginia Partners Bank and Lloyd B. Harrison, III (collectively, the “Amendments”). In each case, the Amendments, which are effective November 4, 2021, modify Section 1.20 of the underlying Employment Agreements of Messrs. Breda and Harrison, respectively, to amend the definition of “Management Succession Date” as provided in the Amendments.

The forgoing description of the Amendments is qualified in its entirety by the terms of the Amendments, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, and are incorporated herein by reference.

Item 8.01.        Other Events.

Simultaneously with the execution of the Agreement, OCFC entered into Voting and Support Agreements with each of the directors on the board of PTRS. Each director, as a stockholder party to a Voting and Support Agreement, has agreed, among other things, to vote shares of PTRS’s common stock owned by such stockholder, and over which such stockholder has the sole right to dispose of and has sole voting power, in favor of the Agreement, the First-Step Merger and the other transactions contemplated by the Agreement, and against any competing acquisition proposal, any action, agreement transaction or proposal which could reasonably be expected to result in a breach of any representation, warranty, covenant, agreement or other obligation of PTRS in the Agreement in any material respect, or other action that is intended or would reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage any of the transactions contemplated by the Agreement. The Voting and Support Agreements will terminate in certain circumstances, including upon consummation of the First-Step Merger or the termination of the Agreement in accordance with its terms.

The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting and Support Agreements, a form of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of PTRS or OCFC or a solicitation of any vote or approval. In connection with the proposed Integrated Mergers, OCFC intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a proxy statement/prospectus to be mailed to shareholders of PTRS. SECURITY HOLDERS OF PTRS AND OCFC ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING PTRS, OCFC AND THE PROPOSED INTEGRATED MERGERS TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. You may also obtain these documents, free of charge, from OCFC by accessing OCFC’s website at https://oceanfirst.com/ under the tab “Investor Relations” and then under the heading “SEC Filings” or from PTRS by accessing PTRS’s website at https://www.partnersbancorp.com/ under the tab “Investor Relations” and then under the heading “SEC Filings.”

PTRS, OCFC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of PTRS and OCFC in connection with the proposed Integrated Mergers. Information about the directors and executive officers of PTRS and their ownership of the PTRS’s common stock is set forth in PTRS’s proxy statement for its 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 7, 2021. Information about the directors and executive officers of OCFC and their ownership of OCFC’s common stock is set forth in OCFC’s proxy statement for its 2021 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 20, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Integrated Mergers when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

For more information, please contact:

•	OceanFirst Financial Corp., 110 West Front Street Red Bank, New Jersey 07701, Attn: Jill Hewitt

•	Partners Bancorp, 2245 Northwood Drive, Salisbury, Maryland 21801, Attn: Betsy J. Eicher

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of OCFC and PTRS, including, but not limited to statements about the benefits of the Integrated Mergers between OCFC and PTRS, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Integrated Mergers. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on OCFC’s and PTRS’s current expectations and assumptions regarding OCFC’s and PTRS’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect OCFC’s and/or PTRS’s future financial results and performance and could cause the actual results, performance or achievements of OCFC and/or PTRS to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed Integrated Mergers may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where OCFC and PTRS do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties’ businesses as a result of the announcement and pendency of the proposed Integrated Mergers, and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Agreement between OCFC and PTRS, (4) the risk that the integration of OCFC’s and PTRS’s operations will be materially delayed or will be more costly or difficult than expected or that OCFC and PTRS are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of PTRS, (6) the outcome of any legal proceedings that may be instituted against OCFC and/or PTRS, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of OCFC’s and/or PTRS’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed Integrated Mergers, (9) the failure of any of the closing conditions in the Agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed Integrated Mergers, (11) the possibility that the proposed Integrated Mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by OCFC’s issuance of additional shares of its capital stock in connection with the proposed Integrated Mergers, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of OCFC and/or PTRS including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the continuing COVID-19 pandemic on OCFC’s and/or PTRS’s businesses, the ability to complete the proposed Integrated Mergers and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of OCFC and PTRS disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding OCFC, PTRS and factors which could affect the forward-looking statements contained herein can be found in OCFC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC, and in PTRS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number Description

2.1	Agreement and Plan of Merger, dated as of November 4, 2021, by and among OceanFirst Financial Corp, Coastal Merger Sub Corp., and Partners Bancorp.*

10.1	First Amendment, effective as of November 4, 2021, to the Employment Agreement, dated December 13, 2018, by and among Partners Bancorp, The Bank of Delmarva, and John W. Breda

10.2	First Amendment, effective as of November 4, 2021, to the Employment Agreement, dated December 13, 2018, by and among Partners Bancorp, Virginia Partners Bank, and Lloyd B. Harrison, III

99.1	Form of Partners Bancorp Voting and Support Agreement, dated as of November 4, 2021, by and among OceanFirst Financial Corp. and certain shareholders of PTRS.

104       Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Partners Bancorp agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS BANCORP
(Registrant)

	By:	/s/ Lloyd B. Harrison, III
Name: Lloyd B. Harrison, III
Title: Chief Executive Officer

Dated: November 4, 2021